UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 28, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 28, 2022

WESTERN ASSET

SMASh SERIES CORE

PLUS COMPLETION FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset SMASh Series Core Plus Completion Fund for the twelve-month reporting period ended February 28, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 31, 2022

II	Western Asset SMASh Series Core Plus Completion Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management. The Fund has a flexible investment strategy and invests in a variety of securities and instruments and uses a variety of investment techniques in pursuing its objective. Under normal market conditions, the Fund expects to invest primarily in any combination of U.S. dollar denominated and non-U.S. dollar denominated debt obligations (including loans and loan participations) of both U.S and non-U.S. issuers (including emerging market issuers) and in derivatives and other instruments relating to such investments. The Fund may at times invest in the securities of issuers located in only one country or in a relatively small number of countries, including in any emerging market country or countries. Currently, the Fund does not contemplate investing 25% or more of its assets in a single country or a small number of countries, except in the United States. We may invest a significant portion of the Fund’s assets in various industry sectors, to the extent consistent with the Fund’s fundamental investment restrictions.

In purchasing debt obligations for the Fund, we may take full advantage of the entire range of maturities and durations, and may adjust the average maturity or duration of the Fund’s investments from time to time. The Fund may invest without limit in both investment grade (that is, rated in the Baa/BBB categories or above or, if unrated, that we determined to be of comparable quality) securities and below investment grade securities rated in the C category or above or unrated securities that we determined to be of comparable quality. Below investment grade debt obligations are sometimes referred to as “junk bonds” or “high yield securities”. The Fund may invest without limit in loans, loan participations and fixed income securities that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, the London Interbank Offered Rate or another generally recognized base lending rate. The Fund may also invest in structured notes, including total return swaps and credit-linked notes.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives, including options, interest rate swaps, credit default swaps and options on credit default swaps, foreign currency futures, forwards and options, and futures contracts, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The Fund may borrow money to increase portfolio holdings, to the extent consistent with the Fund’s fundamental investment restrictions.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	1

Fund overview (cont’d)

Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of volatility and, overall, declined over the twelve-month reporting period ended February 28, 2022. Volatility was driven by a number of factors, including the repercussions from the COVID-19 pandemic, rebounding global growth, sharply rising inflation, fluctuating interest rates, expectations for central bank monetary policy tightening, and the war in Ukraine. The spread sectors (non-Treasuries) generated mixed results versus similar duration Treasuries.

Short-term U.S. Treasury yields moved sharply higher as the Federal Reserve Board (the “Fed”) telegraphed that it expected to begin raising interest rates at its meeting in March 2022. The yield for the two-year Treasury note began the reporting period at 0.14% and ended the reporting period at 1.44%. The low of 0.13% occurred on March 17, 2021 and June 2, 2021. The high of 1.61% took place on February 10, 2022. Long-term U.S. Treasury yields also moved higher, as positive economic data and rising inflation triggered expectations that the Fed would remove its monetary policy accommodation sooner than previously anticipated. The yield for the ten-year Treasury note began the reporting period at 1.44% and ended the reporting period at 1.83%. The low of 1.19% took place on August 3 and August 4, 2021, and the high of 2.05% occurred on February 15, 2022.

All told, the Bloomberg U.S. Aggregate Indexi returned -2.64% for the twelve months ended February 28, 2022. For comparison purposes, riskier fixed income securities, including high-yield bonds and emerging market debt, produced mixed results. Over the fiscal year, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Indexii and the JPMorgan Emerging Markets Bond Index Globaliii returned 0.64% and -6.10%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We were highly tactical in our duration positioning and began the twelve-month reporting period at a duration underweight. We shifted to an overall long duration position relative to the benchmark toward the latter part of the reporting period, as we believed that duration could serve as a valuable diversification strategy and risk-off hedge for spread product positions. Similarly, we were tactical in our allocations to investment-grade corporate bonds and initially trimmed some of the Fund’s overweight exposure to certain high-quality bonds that we felt were close to being fully valued, before adding back exposure as spreads widened toward the latter part of the reporting period.

During the reporting period, we added to the Fund’s overweight exposure to emerging markets as value opportunities existed in select emerging market countries where fundamentals still appeared sound and emerging market corporate spreads and sovereign yields remained attractive relative to comparable yields in developed markets. The Fund

2	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

also gradually increased exposures to structured products, as fundamentals were sound and improving with the economy reopening, and valuations were attractive relative to historical levels. The Fund gradually trimmed its overweight exposure to high-yield bonds, while tactically adding back exposure to bank loans later during the reporting period ended.

Elsewhere, we maintained an underweight in agency mortgage-backed securities (“MBS”), initially reducing the underweight only to increase it later in the reporting period as certain coupons appeared rich, the Fed tapering concerns could cause spread volatility, and we saw more attractive return opportunities in other spread sectors.

During the reporting period, we used a combination of U.S. Treasury, Eurodollar and non-U.S. interest rate futures, options, swaps and swaptions to manage the Fund’s duration and yield curve exposure. In aggregate, these instruments detracted from results. Additionally, credit default swaps on investment-grade indices, as well as high-yield issuers and indices, which were used as an efficient, low cost way of adjusting exposures to these sectors, contributed to results. Finally, the Fund used foreign exchange forwards, futures and options to hedge, as well as take outright positions in a variety of emerging and developed market currencies. In aggregate, these instruments detracted from performance.

Performance review

For the twelve months ended February 28, 2022, Western Asset SMASh Series Core Plus Completion Fund returned -5.37%. The Fund’s unmanaged benchmark, the Bloomberg U.S. Aggregate Index, returned -2.64% for the same period.

Performance Snapshot as of February 28, 2022 (unaudited)
	6 months	12 months
Western Asset SMASh Series Core Plus Completion Fund	-9.92%	-5.37%
Bloomberg U.S. Aggregate Index	-4.07%	-2.64%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please call the Fund at 877-6LM-FUND/656-3863.

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors should understand that the Fund is managed within the context of a separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	3

Fund overview (cont’d)

or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 30, 2021, the gross total annual fund operating expense ratio was 0.04%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. However, all Fund shareholders are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadviser for managing the Fund and to reimburse the Fund for all operating expenses.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its tactical allocation to corporate bonds, including both investment-grade and high-yield. Even though spreads widened, subsector positioning, issue selection and tactical additions when investment-grade credit spreads widened out in the fourth quarter of 2021, generated positive excess returns. Second, exposure to structured products, including non-agency residential MBS, commentarial MBS and asset-backed securities, was also beneficial as spreads were flat to slightly tighter during the reporting period. Finally, the Fund’s underweight position in agency MBS was beneficial as their spreads widened.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its exposure to emerging markets, as U.S. dollar-denominated bond spreads widened, local rates rose and most currencies weakened against the U.S. dollar. Allocations to Russian assets were significant headwinds for results, as these securities sold off as geopolitical tensions escalated. Non-U.S. dollar developed market positions also detracted from performance as the U.S. dollar strengthened against most of the Fund’s long currency positions.

The Fund’s rates positioning, both duration and yield curve, also detracted from performance, as short-term yields significantly rose and we were generally positioned for a range-bound environment.

4	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

Thank you for your investment in Western Asset SMASh Series Core Plus Completion Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

March 21, 2022

RISKS: Investments in fixed income securities are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. There is also a risk that an issuer will be unable to make principal and/or interest payments. High yield bonds, commonly known as “junk bonds”, involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to the additional risks of fluctuations in foreign exchange rates, changes in political and economic conditions, foreign taxation and differences in auditing and financial standards. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The Fund may use derivatives, such as futures and options, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. As a non-diversified Fund, the Fund is permitted to invest a larger percentage of its assets in a smaller number of issuers than a diversified fund, which may increase its vulnerability to the negative events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of February 28, 2022 were: sovereign bonds (26.0%), collateralized mortgage obligations (18.0%), energy (7.9%), health care (7.5%) and consumer discretionary (7.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	5

Fund overview (cont’d)

[i]

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii

The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iii

The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

6	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of February 28, 2022 and February 28, 2021 and does not include derivatives, such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2021 and held for the six months ended February 28, 2022.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2,3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]
-9.92%	$1,000.00	$900.80	0.00%	$0.00	5.00%	$1,000.00	$1,024.79	0.00%	$0.00

[1]	For the six months ended February 28, 2022.

[2]

Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

[3]

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

8	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 2/28/22	-5.37%
Five Years Ended 2/28/22	2.92
Ten Years Ended 2/28/22	5.01

Cumulative total returns[1]
2/29/12 through 2/28/22	63.10%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Shares of Western Asset SMASh Series Core Plus Completion Fund vs. Bloomberg U.S. Aggregate Index† — February 2012 - February 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

†

Hypothetical illustration of $10,000 invested in Western Asset SMASh Series Core Plus Completion Fund on February 29, 2012, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2022. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Aggregate Index. The Bloomberg U.S. Aggregate Index (the “Index”) is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

10	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

Schedule of investments

February 28, 2022

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 26.0%
Argentina — 0.3%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	730,361		$242,794
Argentine Republic Government International Bond, Senior Notes, Step bond (0.500% to 7/9/23 then 0.750%)	0.500%	7/9/30	16,237,114		5,220,232
Argentine Republic Government International Bond, Senior Notes, Step bond (1.125% to 7/9/22 then 1.500%)	1.125%	7/9/35	1,882,485		559,569
Provincia de Buenos Aires, Senior Notes, Step bond (3.900% to 9/1/22 then 5.250%)	3.900%	9/1/37	7,464,786		3,181,865	(a)
Total Argentina					9,204,460
Brazil — 5.1%
Brazil Notas do Tesouro Nacional Serie B, Notes	6.000%	5/15/23	52,745,170	BRL	10,252,254
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	213,849,000	BRL	40,739,316
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/25	59,433,000	BRL	11,175,711
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	138,069,000	BRL	25,629,545
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/31	374,167,000	BRL	67,030,507
Brazilian Government International Bond, Senior Notes	5.625%	1/7/41	3,180,000		3,099,928
Brazilian Government International Bond, Senior Notes	5.000%	1/27/45	9,080,000		8,087,011
Brazilian Government International Bond, Senior Notes	4.750%	1/14/50	21,630,000		18,137,837
Total Brazil					184,152,109
China — 9.1%
China Government Bond	3.290%	5/23/29	1,871,000,000	CNY	305,919,827
China Government Bond, Senior Notes	3.390%	5/21/25	140,000,000	CNH	22,866,356	(b)
Total China					328,786,183
Colombia — 0.4%
Colombia Government International Bond, Senior Notes	3.250%	4/22/32	8,520,000		7,148,536

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	11

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Colombia — continued
Colombia Government International Bond, Senior Notes	4.125%	2/22/42	8,600,000		$6,724,770
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	500,000		451,960
Total Colombia					14,325,266
Egypt — 0.0%††
Egypt Government International Bond, Senior Notes	5.577%	2/21/23	1,190,000		1,204,036	(a)
Indonesia — 3.1%
Indonesia Government International Bond, Senior Notes	3.750%	4/25/22	1,000,000		1,003,500	(b)
Indonesia Treasury Bond	7.000%	5/15/27	544,513,000,000	IDR	40,290,595
Indonesia Treasury Bond	6.500%	2/15/31	875,398,000,000	IDR	61,088,115
Indonesia Treasury Bond	6.375%	4/15/32	57,165,000,000	IDR	3,935,480
Indonesia Treasury Bond	7.500%	6/15/35	100,987,000,000	IDR	7,415,547
Total Indonesia					113,733,237
Kenya — 0.4%
Republic of Kenya Government International Bond, Senior Notes	6.875%	6/24/24	4,260,000		4,415,204	(b)
Republic of Kenya Government International Bond, Senior Notes	7.250%	2/28/28	910,000		870,342	(a)
Republic of Kenya Government International Bond, Senior Notes	6.300%	1/23/34	11,470,000		9,680,818	(a)
Total Kenya					14,966,364
Mexico — 6.1%
Mexican Bonos, Bonds	8.000%	11/7/47	3,200,030,000	MXN	153,146,914
Mexican Bonos, Senior Notes	7.750%	11/13/42	1,279,171,500	MXN	59,833,948
Mexico Government International Bond, Senior Notes	3.600%	1/30/25	3,310,000		3,446,835
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	3,380,000		3,356,222
Total Mexico					219,783,919
Nigeria — 0.1%
Nigeria Government International Bond, Senior Notes	7.143%	2/23/30	4,970,000		4,672,928	(a)
Paraguay — 0.1%
Paraguay Government International Bond, Senior Notes	3.849%	6/28/33	4,570,000		4,371,251	(a)

See Notes to Financial Statements.

12	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Peru — 0.1%
Peruvian Government International Bond, Senior Notes	6.550%	3/14/37	510,000		$649,003
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	2,520,000		3,154,864
Total Peru					3,803,867
Russia — 1.2%
Russian Federal Bond — OFZ	7.000%	1/25/23	746,890,000	RUB	5,514,977
Russian Federal Bond — OFZ	7.000%	8/16/23	992,840,000	RUB	6,698,393
Russian Federal Bond — OFZ	7.750%	9/16/26	659,350,000	RUB	3,625,656
Russian Federal Bond — OFZ	8.150%	2/3/27	613,510,000	RUB	3,407,778
Russian Federal Bond — OFZ	7.050%	1/19/28	2,374,777,000	RUB	11,815,330
Russian Federal Bond — OFZ	6.900%	5/23/29	1,180,403,000	RUB	5,515,950
Russian Federal Bond — OFZ	7.650%	4/10/30	1,497,220,000	RUB	7,285,085
Russian Federal Bond — OFZ	7.250%	5/10/34	93,150,000	RUB	417,276
Total Russia					44,280,445
Total Sovereign Bonds (Cost — $1,069,497,843)					943,284,065
Senior Loans — 24.2%
Communication Services — 4.2%
Diversified Telecommunication Services — 1.1%
Delta TopCo Inc., First Lien Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	12/1/27	17,807,894		17,707,724	(c)(d)(e)
Level 3 Financing Inc., 2027 Term Loan B (1 mo. USD LIBOR + 1.750%)	1.959%	3/1/27	8,904,750		8,708,400	(c)(d)(e)
Zayo Group Holdings Inc., Initial Dollar Term Loan (1 mo. USD LIBOR + 3.000%)	3.209%	3/9/27	15,490,000		15,172,610	(c)(d)(e)
Total Diversified Telecommunication Services					41,588,734
Entertainment — 0.1%
Go Daddy Operating Co. LLC, Term Loan B2 (1 mo. USD LIBOR + 1.750%)	1.959%	2/15/24	4,154,429		4,106,819	(c)(d)(e)
Interactive Media & Services — 0.2%
Rackspace Technology Global Inc., Term Loan B	3.500%	2/15/28	8,525,575		8,294,063	(c)(d)(e)
Media — 2.7%
Charter Communications Operating LLC, Term Loan B1 (1 mo. USD LIBOR + 1.750%)	1.964%	4/30/25	8,191,441		8,170,348	(c)(d)(e)
Charter Communications Operating LLC, Term Loan B2 (1 mo. USD LIBOR + 1.750%)	1.964%	2/1/27	12,858,349		12,684,247	(c)(d)(e)

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	13

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Entercom Media Corp., Term Loan B2 (1 mo. USD LIBOR + 2.500%)	2.709%	11/18/24	2,556,244	$2,522,297	(c)(d)(e)
iHeartCommunications Inc., New Term Loan (1 mo. USD LIBOR + 3.000%)	3.209%	5/1/26	14,329,878	14,190,449	(c)(d)(e)
Nexstar Broadcasting Inc., Term Loan B4 (1 mo. USD LIBOR + 2.500%)	2.731%	9/18/26	16,261,260	16,198,003	(c)(d)(e)
Numericable U.S. LLC, USD Term Loan B12 (3 mo. USD LIBOR + 3.690%)	3.927%	1/31/26	2,343,697	2,312,948	(c)(d)(e)
Terrier Media Buyer Inc., 2021 Refinancing Term Loan B (1 mo. USD LIBOR + 3.500%)	3.709%	12/17/26	10,569,412	10,450,506	(c)(d)(e)
Univision Communications Inc., 2021 Replacement Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 3.250%)	4.000%	3/15/26	11,860,515	11,792,139	(c)(d)(e)
Virgin Media Bristol LLC, Term Loan Facility N (1 mo. USD LIBOR + 2.500%)	2.691%	1/31/28	16,996,685	16,745,984	(c)(d)(e)
Virgin Media Bristol LLC, Term Loan Facility Q (1 mo. USD LIBOR + 3.250%)	3.441%	1/31/29	1,910,000	1,897,404	(c)(d)(e)
Ziggo Financing Partnership, Term Loan I (1 mo. USD LIBOR + 2.500%)	2.691%	4/28/28	638,000	626,337	(c)(d)(e)
Total Media				97,590,662
Wireless Telecommunication Services — 0.1%
CSC Holdings LLC, 2018 Incremental Term Loan (1 mo. USD LIBOR + 2.250%)	2.441%	1/15/26	2,570,128	2,498,113	(c)(d)(e)
Total Communication Services				154,078,391
Consumer Discretionary — 4.7%
Auto Components — 0.5%
American Axle & Manufacturing Inc., Term Loan B (the greater of 1 mo. USD LIBOR or 0.750% + 2.250%)	3.000%	4/6/24	2,353,614	2,340,375	(c)(d)(e)
Clarios Global LP, First Lien Amendment No. 1 Dollar Term Loan (1 mo. USD LIBOR + 3.250%)	3.459%	4/30/26	16,362,551	16,222,815	(c)(d)(e)
Total Auto Components				18,563,190
Diversified Consumer Services — 0.5%
Prime Security Services Borrower LLC, 2021 Refinancing Term Loan B1 (the greater of 3 mo. USD LIBOR or 0.750% + 2.750%)	3.500%	9/23/26	17,832,903	17,664,560	(c)(d)(e)

See Notes to Financial Statements.

14	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — 2.8%
1011778 BC Unlimited Liability Co., Term Loan B4 (1mo. USD LIBOR + 1.750%)	1.959%	11/19/26	18,123,027	$17,812,671	(c)(d)(e)
8th Avenue Food & Provisions Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.750%)	3.959%	10/1/25	982,278	865,937	(c)(d)(e)
Alterra Mountain Co., 2028 Term Loan B (the greater of 1 mo. USD LIBOR or 0.500% + 3.500%)	4.000%	8/17/28	5,182,415	5,143,547	(c)(d)(e)
Aramark Services Inc., Term Loan B3 (1 mo. USD LIBOR + 1.750%)	1.959%	3/11/25	6,973,400	6,854,260	(c)(d)(e)
Boyd Gaming Corp., Refinancing Term Loan B (1 week USD LIBOR + 2.250%)	2.370%	9/15/23	1,904,152	1,902,609	(c)(d)(e)
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	2.959%	12/23/24	9,090,347	9,010,806	(c)(d)(e)
Caesars Resort Collection LLC, Term Loan B1 (1 mo. USD LIBOR + 3.500%)	3.709%	7/21/25	8,877,625	8,849,883	(c)(d)(e)
Entain Holdings Gibraltar Ltd., USD Term Loan Facility B (the greater of 3 mo. USD LIBOR or 0.500% + 2.500%)	3.000%	3/29/27	3,283,500	3,264,521	(c)(d)(e)
Four Seasons Hotels Ltd., Restated Term Loan (1 mo. USD LIBOR + 2.000%)	2.209%	11/30/23	7,875,134	7,832,214	(c)(d)(e)
Hilton Worldwide Finance LLC, Refinance Term Loan B2 (1 mo. USD LIBOR + 1.750%)	1.937%	6/22/26	6,007,300	5,927,222	(c)(d)(e)
PCI Gaming Authority, Term Loan Facility B (1 mo. USD LIBOR + 2.500%)	2.709%	5/29/26	5,244,030	5,201,423	(c)(d)(e)
Scientific Games International Inc., Initial Term Loan B5 (1 mo. USD LIBOR + 2.750%)	2.959%	8/14/24	18,785,148	18,684,272	(c)(d)(e)
Station Casinos LLC, Term Loan Facility B1 (the greater of 1 mo. USD LIBOR or 0.250% + 2.250%)	2.500%	2/8/27	9,227,772	9,120,407	(c)(d)(e)
Total Hotels, Restaurants & Leisure				100,469,772
Specialty Retail — 0.9%
Academy Ltd., Refinancing Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	11/5/27	915,581	915,293	(c)(d)(e)
Great Outdoors Group LLC, Term Loan B2 (the greater of 1 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	3/6/28	4,148,179	4,133,660	(c)(d)(e)

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	15

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
Harbor Freight Tools USA Inc., 2021 Refinancing Term Loan (the greater of 1 mo. USD LIBOR or 0.500% + 2.750%)	3.250%	10/19/27	10,444,409	$10,291,868	(c)(d)(e)
Michaels Cos. Inc., Term Loan B (the greater of 3 mo. USD LIBOR or 0.750% + 4.250%)	5.000%	4/15/28	4,134,836	3,858,608	(c)(d)(e)
Petco Health and Wellness Co. Inc., First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.250%)	4.000%	3/3/28	14,706,356	14,630,104	(c)(d)(e)
Whatabrands LLC, Initial Term Loan B (the greater of 1 mo. USD LIBOR or 0.500% + 3.250%)	3.750%	8/3/28	170,000	168,269	(c)(d)(e)
Total Specialty Retail				33,997,802
Total Consumer Discretionary				170,695,324
Consumer Staples — 0.4%
Beverages — 0.1%
Triton Water Holdings Inc., First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 3.500%)	4.000%	3/31/28	4,987,470	4,876,275	(c)(d)(e)
Food & Staples Retailing — 0.2%
Froneri U.S. Inc., Term Loan Facility B2 (1 mo. USD LIBOR + 2.250%)	2.459%	1/29/27	1,970,000	1,933,584	(c)(d)(e)
US Foods Inc., 2019 Incremental Term Loan B (3 mo. USD LIBOR + 2.000%)	2.508%	9/14/26	4,368,774	4,283,321	(c)(d)(e)
Total Food & Staples Retailing				6,216,905
Household Products — 0.1%
Energizer Holdings Inc., Term Loan (the greater of 1 mo. USD LIBOR or 0.500% + 2.250%)	2.750%	12/22/27	2,692,800	2,675,970	(c)(d)(e)
Total Consumer Staples				13,769,150
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Pilot Travel Centers LLC, Initial Term Loan B (1 mo. USD LIBOR + 2.000%)	2.209%	8/4/28	11,042,325	10,887,070	(c)(d)(e)
Financials — 2.6%
Capital Markets — 0.6%
Allspring Buyer LLC, Term Loan B (the greater of 3 mo. USD LIBOR or 0.500% + 3.250%)	3.750%	11/1/28	6,586,000	6,570,128	(c)(d)(e)(f)

See Notes to Financial Statements.

16	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Edelman Financial Engines Center LLC, 2021 Refinancing Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 3.500%)	4.250%	4/7/28	3,627,845	$3,604,499	(c)(d)(e)
Finco I LLC, 2020 Term Loan (1 mo. USD LIBOR + 2.500%)	2.709%	6/27/25	1,264,615	1,250,862	(c)(d)(e)
First Eagle Holdings Inc., 2018 Refinancing Term Loan B (3 mo. USD LIBOR + 2.500%)	2.724%	2/1/27	2,138,489	2,106,914	(c)(d)(e)
Focus Financial Partners LLC, Term Loan B3 (1 mo. USD LIBOR + 2.000%)	2.209%	7/3/24	7,847,873	7,760,919	(c)(d)(e)
Total Capital Markets				21,293,322
Diversified Financial Services — 1.5%
Alpha Topco Ltd. - Delta 2 (Lux) SARL, USD 2018 Incremental New Facility Loan B3 (the greater of 1 mo. USD LIBOR or 1.000% + 2.500%)	3.500%	2/1/24	950,000	943,212	(c)(d)(e)
Citadel Securities LP, 2021 Term Loan (1 mo. USD LIBOR + 2.500%)	2.709%	2/2/28	13,594,132	13,484,903	(c)(d)(e)
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan (the greater of 1 mo. USD LIBOR or 1.000% + 3.750%)	4.750%	4/9/27	10,298,175	10,267,847	(c)(d)(e)
Jane Street Group LLC, Dollar Term Loan (1 mo. USD LIBOR + 2.750%)	2.959%	1/26/28	5,548,300	5,487,602	(c)(d)(e)
Setanta Aircraft Leasing DAC, Term Loan (3 mo. USD LIBOR + 2.000%)	2.140%	11/5/28	10,000,000	9,954,700	(c)(d)(e)
UFC Holdings LLC, Term Loan B3 (the greater of 3 mo. USD LIBOR or 0.750% + 2.750%)	3.500%	4/29/26	7,455,754	7,370,870	(c)(d)(e)
VFH Parent LLC, Initial Term Loan (the greater of 1 mo. USD LIBOR or 0.500% + 3.000%)	3.500%	1/15/29	5,500,000	5,464,773	(c)(d)(e)
Total Diversified Financial Services				52,973,907
Insurance — 0.5%
AmWINS Group Inc., Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 2.250%)	3.000%	2/19/28	4,831,214	4,761,379	(c)(d)(e)
Asurion LLC, New Term Loan B7 (1 mo. USD LIBOR + 3.000%)	3.209%	11/3/24	633,626	626,168	(c)(d)(e)
Asurion LLC, New Term Loan B8 (1 mo. USD LIBOR + 3.250%)	3.459%	12/23/26	7,443,398	7,325,941	(c)(d)(e)

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	17

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — continued
Asurion LLC, New Term Loan B9 (1 mo. USD LIBOR + 3.250%)	3.459%	7/31/27	4,843,400	$4,764,719	(c)(d)(e)
Asurion LLC, Replacement Term Loan B6 (1 mo. USD LIBOR + 3.130%)	3.334%	11/3/23	1,974,006	1,963,722	(c)(d)(e)
Total Insurance				19,441,929
Total Financials				93,709,158
Health Care — 5.2%
Health Care Equipment & Supplies — 0.3%
Medline Borrower LP, Initial Dollar Term Loan (the greater of 1 mo. USD LIBOR or 0.500% + 3.250%)	3.750%	10/23/28	10,000,000	9,914,050	(c)(d)(e)
Health Care Providers & Services — 2.2%
EyeCare Partners LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 3.750%)	3.974%	2/18/27	2,615,641	2,593,984	(c)(d)(e)
Global Medical Response Inc., 2020 Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 4.250%)	5.250%	10/2/25	4,825,749	4,808,859	(c)(d)(e)
Grifols Worldwide Operations USA Inc., Dollar Term Loan B (1 mo. USD LIBOR + 2.000%)	2.209%	11/15/27	16,490,046	16,148,043	(c)(d)(e)
LifePoint Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.750%)	3.959%	11/16/25	8,835,090	8,753,409	(c)(d)(e)
Phoenix Guarantor Inc., Term Loan B1 (1 mo. USD LIBOR + 3.250%)	3.355%	3/5/26	7,814,622	7,721,823	(c)(d)(e)
Phoenix Guarantor Inc., Term Loan B3 (1 mo. USD LIBOR + 3.500%)	3.662%	3/5/26	13,855,300	13,727,138	(c)(d)(e)
Phoenix Newco Inc., First Lien Initial Term Loan (the greater of 1 mo. USD LIBOR or 0.500% + 3.500%)	4.000%	11/15/28	8,110,000	8,057,609	(c)(d)(e)
Sterigenics-Nordion Holdings LLC, Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 2.750%)	3.250%	12/11/26	17,780,000	17,583,709	(c)(d)(e)
Total Health Care Providers & Services				79,394,574
Health Care Technology — 0.9%
AthenaHealth Group Inc., Delayed Draw Term Loan	—	2/15/29	2,917,391	2,894,417	(f)

See Notes to Financial Statements.

18	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Technology — continued
AthenaHealth Group Inc., Term Loan B (the greater of 1 mo. USD LIBOR or 0.500% + 3.500%)	4.000%	2/15/29	17,212,609	$17,077,059	(c)(d)(e)
Change Healthcare Holdings LLC, Closing Date Term Loan (the greater of 1 mo. USD LIBOR or 1.000% + 2.500%)	3.500%	3/1/24	10,493,174	10,450,835	(c)(d)(e)
Total Health Care Technology				30,422,311
Life Sciences Tools & Services — 0.3%
ICON Luxembourg Sarl, Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 2.250%)	2.750%	7/3/28	9,902,146	9,804,016	(c)(d)(e)
PRA Health Sciences Inc., Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 2.250%)	2.750%	7/3/28	2,467,126	2,442,677	(c)(d)(e)
Total Life Sciences Tools & Services				12,246,693
Pharmaceuticals — 1.5%
Bausch Health Cos. Inc., Initial Term Loan (1 mo. USD LIBOR + 3.000%)	3.209%	6/2/25	6,802,198	6,746,965	(c)(d)(e)
Gainwell Acquisition Corp., Term Loan B (the greater of 3 mo. USD LIBOR or 0.750% + 4.000%)	4.750%	10/1/27	13,098,767	13,055,148	(c)(d)(e)
Horizon Therapeutics USA Inc., Incremental Term Loan B2 (the greater of 1 mo. USD LIBOR or 0.500% + 1.750%)	2.250%	3/15/28	17,874,925	17,662,660	(c)(d)(e)
Jazz Financing Lux Sarl, Initial Dollar Term Loan (the greater of 1 mo. USD LIBOR or 0.500% + 3.500%)	4.000%	5/5/28	17,778,456	17,738,454	(c)(d)(e)
Total Pharmaceuticals				55,203,227
Total Health Care				187,180,855
Industrials — 3.8%
Aerospace & Defense — 0.1%
Avolon TLB Borrower 1 (US) LLC, Term Loan B5 (the greater of 1 mo. USD LIBOR or 0.500% + 2.250%)	2.750%	12/1/27	4,435,200	4,414,222	(c)(d)(e)
Transdigm Inc., Refinancing Term Loan F (1 mo. USD LIBOR + 2.250%)	2.459%	12/9/25	742,424	731,254	(c)(d)(e)
Total Aerospace & Defense				5,145,476

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	19

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — 0.3%
Delta Air Lines Inc., Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 3.750%)	4.750%	10/20/27	1,910,000	$2,001,566	(c)(d)(e)
United Airlines Inc., Term Loan B (the greater of 3 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	4/21/28	10,530,425	10,499,676	(c)(d)(e)
Total Airlines				12,501,242
Building Products — 0.7%
Hunter Douglas Inc., Term Loan B1	—	2/9/29	18,190,000	17,951,347	(f)
Quikrete Holdings Inc., Fourth Amendment Term Loan B1	—	6/11/28	5,960,000	5,913,900	(f)
Total Building Products				23,865,247
Commercial Services & Supplies — 1.7%
Ali Group North America Corp., Term Loan B	—	10/13/28	5,000,000	4,935,000	(f)
Allied Universal Holdco LLC, USD Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 3.750%)	4.250%	5/12/28	14,638,152	14,464,982	(c)(d)(e)
APi Group DE Inc., Initial Term Loan (1 mo. USD LIBOR + 2.500%)	2.709%	10/1/26	16,234,214	16,092,165	(c)(d)(e)
Garda World Security Corp., Term Loan B2 (1 mo. USD LIBOR + 4.250%)	4.430%	10/30/26	3,964,367	3,931,741	(c)(d)(e)
GFL Environmental Inc., 2020 Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 3.000%)	3.500%	5/30/25	5,903,121	5,892,053	(c)(d)(e)
Verscend Holding Corp., New Term Loan B (1 mo. USD LIBOR + 4.000%)	4.209%	8/27/25	16,751,737	16,725,604	(c)(d)(e)
Total Commercial Services & Supplies				62,041,545
Construction & Engineering — 0.2%
Brown Group Holding LLC, Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 2.500%)	3.000%	6/7/28	7,360,255	7,292,577	(c)(d)(e)
Electrical Equipment — 0.1%
Brookfield WEC Holdings Inc., Refinancing Term Loan 2 (the greater of 1 mo. USD LIBOR or 0.500% + 2.750%)	3.250%	8/1/25	2,869,330	2,831,139	(c)(d)(e)

See Notes to Financial Statements.

20	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Road & Rail — 0.6%
Genesee & Wyoming Inc., Initial Term Loan (3 mo. USD LIBOR + 2.000%)	2.224%	12/30/26	13,908,596	$13,737,103	(c)(d)(e)
XPO Logistics Inc., Refinancing Term Loan (1 mo. USD LIBOR + 1.750%)	1.992%	2/24/25	8,065,000	7,962,211	(c)(d)(e)
Total Road & Rail				21,699,314
Trading Companies & Distributors — 0.1%
BrightView Landscapes LLC, Initial Term Loan (the greater of 1 mo. USD LIBOR or 0.250% + 2.500%)	2.750%	8/15/25	3,088,000	3,057,120	(c)(d)(e)
Delos Finance SARL, 2018 Term Loan (3 mo. USD LIBOR + 1.750%)	1.974%	10/6/23	275,000	274,656	(c)(d)(e)
Total Trading Companies & Distributors				3,331,776
Total Industrials				138,708,316
Information Technology — 2.1%
Communications Equipment — 0.1%
CommScope Inc., Initial Term Loan (1 mo. USD LIBOR + 3.250%)	3.459%	4/6/26	3,723,342	3,643,643	(c)(d)(e)
Electronic Equipment, Instruments & Components — 0.3%
II-VI Inc., Term Loan B	—	12/8/28	9,840,000	9,760,099	(f)
IT Services — 0.1%
FleetCor Technologies Operating Co. LLC, Term Loan B4 (1 mo. USD LIBOR + 1.750%)	1.959%	4/28/28	5,323,263	5,238,996	(c)(d)(e)
Software — 1.6%
DCert Buyer Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	4.187%	10/16/26	17,535,645	17,486,896	(c)(d)(e)
Magenta Buyer LLC, First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 5.000%)	5.750%	7/27/28	19,491,150	19,342,530	(c)(d)(e)
Peraton Corp., First Lien Term Loan B (the greater of 1 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	2/1/28	18,147,937	18,072,351	(c)(d)(e)(f)
RealPage Inc., First Lien Initial Term Loan (the greater of 1 mo. USD LIBOR or 0.500% + 3.250%)	3.750%	4/24/28	3,261,825	3,231,686	(c)(d)(e)
Total Software				58,133,463
Total Information Technology				76,776,201

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	21

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 0.9%
Chemicals — 0.4%
INEOS US Petrochem LLC, 2026 Dollar Term Loan B (the greater of 1 mo. USD LIBOR or 0.500% + 2.750%)	3.250%	1/29/26	13,651,400	$13,523,486	(c)(d)(e)
Containers & Packaging — 0.4%
Berry Global Inc., Term Loan Z (1 mo. USD LIBOR + 1.750%)	1.876%	7/1/26	7,393,512	7,277,433	(c)(d)(e)
Reynolds Consumer Products LLC, Initial Term Loan (1 mo. USD LIBOR + 1.750%)	1.959%	2/4/27	6,322,103	6,242,634	(c)(d)(e)
Total Containers & Packaging				13,520,067
Paper & Forest Products — 0.1%
Asplundh Tree Expert LLC, 2021 Refinancing Term Loan (1 mo. USD LIBOR + 1.750%)	1.959%	9/7/27	6,045,844	5,976,408	(c)(d)(e)
Total Materials				33,019,961
Total Senior Loans (Cost — $883,753,548)				878,824,426
Corporate Bonds & Notes — 21.9%
Communication Services — 2.7%
Diversified Telecommunication Services — 0.1%
AT&T Inc., Senior Notes	3.100%	2/1/43	2,300,000	2,056,749
Entertainment — 0.1%
Netflix Inc., Senior Notes	5.875%	2/15/25	2,845,000	3,093,795
Interactive Media & Services — 0.6%
Tencent Holdings Ltd., Senior Notes	3.680%	4/22/41	6,780,000	6,269,879	(a)
Tencent Holdings Ltd., Senior Notes	3.840%	4/22/51	17,830,000	16,372,877	(a)
Total Interactive Media & Services				22,642,756
Media — 1.2%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	3,470,000	3,508,725	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	3,100,000	3,122,537	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	8/15/30	1,400,000	1,350,678	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	7,950,000	7,565,657
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.464%	7/23/22	640,000	644,759

See Notes to Financial Statements.

22	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	100,000	$106,061
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	2,000,000	2,394,016
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.800%	3/1/50	7,500,000	7,348,256
DISH DBS Corp., Senior Notes	5.875%	11/15/24	5,100,000	5,105,100
DISH DBS Corp., Senior Notes	7.750%	7/1/26	1,220,000	1,236,891
DISH DBS Corp., Senior Notes	5.125%	6/1/29	3,150,000	2,663,451
DISH DBS Corp., Senior Secured Notes	5.250%	12/1/26	2,260,000	2,219,744	(a)
Fox Corp., Senior Notes	5.476%	1/25/39	2,000,000	2,335,311
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	2,500,000	3,133,737
Total Media				42,734,923
Wireless Telecommunication Services — 0.7%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	1,500,000	1,916,783
CSC Holdings LLC, Senior Notes	4.125%	12/1/30	450,000	404,719	(a)
CSC Holdings LLC, Senior Notes	4.500%	11/15/31	7,080,000	6,452,712	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	650,000	772,905
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	3,980,000	5,528,061
Sprint Corp., Senior Notes	7.875%	9/15/23	180,000	193,724
Sprint Corp., Senior Notes	7.625%	2/15/25	1,973,000	2,187,563
T-Mobile USA Inc., Senior Notes	2.250%	2/15/26	1,350,000	1,304,296
T-Mobile USA Inc., Senior Notes	2.625%	2/15/29	4,230,000	3,974,275
T-Mobile USA Inc., Senior Notes	3.500%	4/15/31	2,270,000	2,238,084	(a)
T-Mobile USA Inc., Senior Secured Notes	3.000%	2/15/41	1,000,000	867,975
Total Wireless Telecommunication Services				25,841,097
Total Communication Services				96,369,320
Consumer Discretionary — 2.6%
Automobiles — 1.2%
Ford Motor Credit Co. LLC, Senior Notes	5.125%	6/16/25	200,000	209,422
Ford Motor Credit Co. LLC, Senior Notes	3.375%	11/13/25	5,580,000	5,502,661
Ford Motor Credit Co. LLC, Senior Notes	4.125%	8/17/27	3,220,000	3,248,497
Ford Motor Credit Co. LLC, Senior Notes	3.815%	11/2/27	250,000	248,068
Ford Motor Credit Co. LLC, Senior Notes	2.900%	2/16/28	2,130,000	2,006,023

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	23

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Automobiles — continued
Ford Motor Credit Co. LLC, Senior Notes	4.000%	11/13/30	27,260,000	$27,087,717
Ford Motor Credit Co. LLC, Senior Notes	3.625%	6/17/31	5,820,000	5,605,460
Total Automobiles				43,907,848
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC/ Prime Finance Inc., Senior Secured Notes	5.750%	4/15/26	2,900,000	2,983,476	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,370,000	1,585,378
Total Diversified Consumer Services				4,568,854
Hotels, Restaurants & Leisure — 0.7%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	3.875%	1/15/28	460,000	448,086	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	3.500%	2/15/29	1,960,000	1,850,916	(a)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	310,000	332,094
Hilton Domestic Operating Co. Inc., Senior Notes	5.375%	5/1/25	4,240,000	4,382,337	(a)
Hilton Domestic Operating Co. Inc., Senior Notes	5.750%	5/1/28	1,800,000	1,883,169	(a)
Hilton Domestic Operating Co. Inc., Senior Notes	3.625%	2/15/32	1,100,000	1,047,068	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	2,630,000	2,689,319
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	3,540,000	3,376,027	(a)
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	7,740,000	6,751,602	(a)
Wynn Macau Ltd., Senior Notes	5.125%	12/15/29	1,110,000	943,500	(a)
Total Hotels, Restaurants & Leisure				23,704,118
Household Durables — 0.1%
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	1,650,000	1,788,741
Toll Brothers Finance Corp., Senior Notes	4.375%	4/15/23	1,850,000	1,882,930
Total Household Durables				3,671,671
Internet & Direct Marketing Retail — 0.4%
Prosus NV, Senior Notes	3.061%	7/13/31	19,380,000	16,263,673	(a)

See Notes to Financial Statements.

24	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Textiles, Apparel & Luxury Goods — 0.1%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	450,000	$456,698	(a)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	1,840,000	1,876,000	(a)
Total Textiles, Apparel & Luxury Goods				2,332,698
Total Consumer Discretionary				94,448,862
Consumer Staples — 1.4%
Beverages — 0.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.550%	1/23/49	4,000,000	4,963,470
Food Products — 0.6%
Kraft Heinz Foods Co., Senior Notes	4.250%	3/1/31	1,360,000	1,445,850
Kraft Heinz Foods Co., Senior Notes	6.750%	3/15/32	432,000	545,400
Kraft Heinz Foods Co., Senior Notes	6.875%	1/26/39	1,130,000	1,497,250
Kraft Heinz Foods Co., Senior Notes	7.125%	8/1/39	330,000	450,140	(a)
Kraft Heinz Foods Co., Senior Notes	4.625%	10/1/39	330,000	353,925
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	1,810,000	1,997,787
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	4,960,000	5,621,317
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	2,160,000	2,216,700
Kraft Heinz Foods Co., Senior Notes	4.875%	10/1/49	4,010,000	4,446,087
Kraft Heinz Foods Co., Senior Notes	5.500%	6/1/50	2,730,000	3,282,825
Total Food Products				21,857,281
Tobacco — 0.7%
Altria Group Inc., Senior Notes	5.800%	2/14/39	5,000,000	5,490,282
Altria Group Inc., Senior Notes	5.950%	2/14/49	7,500,000	8,349,138
Altria Group Inc., Senior Notes	6.200%	2/14/59	792,000	887,953
BAT Capital Corp., Senior Notes	3.734%	9/25/40	10,000,000	8,636,821
BAT Capital Corp., Senior Notes	3.984%	9/25/50	2,500,000	2,156,776
Total Tobacco				25,520,970
Total Consumer Staples				52,341,721
Energy — 7.6%
Oil, Gas & Consumable Fuels — 7.6%
Apache Corp., Senior Notes	5.100%	9/1/40	16,268,000	16,294,924
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	4,820,000	4,746,599	(a)
Cheniere Energy Inc., Senior Secured Notes	4.625%	10/15/28	3,160,000	3,232,048
Cheniere Energy Partners LP, Senior Notes	3.250%	1/31/32	7,030,000	6,620,292	(a)
Continental Resources Inc., Senior Notes	4.375%	1/15/28	10,830,000	11,204,459

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	25

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Devon Energy Corp., Senior Notes	8.250%	8/1/23	320,000	$344,359
Devon Energy Corp., Senior Notes	5.250%	10/15/27	170,000	176,270
Devon Energy Corp., Senior Notes	5.875%	6/15/28	720,000	768,828
Devon Energy Corp., Senior Notes	5.000%	6/15/45	5,000,000	5,583,855
Ecopetrol SA, Senior Notes	4.625%	11/2/31	21,540,000	19,331,611
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,170,000	1,021,012
EQT Corp., Senior Notes	3.000%	10/1/22	905,000	913,168
EQT Corp., Senior Notes	3.900%	10/1/27	11,880,000	12,026,124
EQT Corp., Senior Notes	5.000%	1/15/29	180,000	190,198
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	500,000	531,875	(a)
KazMunayGas National Co. JSC, Senior Notes	6.375%	10/24/48	2,850,000	3,171,508	(a)
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	300,000	397,791
Kinder Morgan Inc., Senior Notes	5.550%	6/1/45	5,000,000	5,748,907
MEG Energy Corp., Senior Notes	5.875%	2/1/29	1,030,000	1,042,669	(a)
MPLX LP, Senior Notes	4.875%	12/1/24	1,780,000	1,887,708
MPLX LP, Senior Notes	4.875%	6/1/25	1,710,000	1,821,675
MPLX LP, Senior Notes	4.500%	4/15/38	2,000,000	2,061,346
Occidental Petroleum Corp., Senior Notes	7.500%	5/1/31	15,000,000	18,211,575
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	11,829,000	13,181,942
Occidental Petroleum Corp., Senior Notes	6.600%	3/15/46	5,000,000	5,982,950
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	53,230,000	55,309,962
Petrobras Global Finance BV, Senior Notes	5.500%	6/10/51	7,380,000	6,306,874
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	1,650,000	1,749,743
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	1,000,000	907,250
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	330,000	253,384
Qatar Energy, Senior Notes	2.250%	7/12/31	13,090,000	12,353,792	(a)
Qatar Energy, Senior Notes	3.125%	7/12/41	7,790,000	7,342,574	(a)
Qatar Energy, Senior Notes	3.300%	7/12/51	8,430,000	7,953,182	(a)
Range Resources Corp., Senior Notes	5.875%	7/1/22	211,000	211,396
Range Resources Corp., Senior Notes	5.000%	3/15/23	2,347,000	2,376,103
Range Resources Corp., Senior Notes	4.875%	5/15/25	1,680,000	1,707,460
Range Resources Corp., Senior Notes	8.250%	1/15/29	1,780,000	1,952,802

See Notes to Financial Statements.

26	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	1,300,000	$1,383,911
Southwestern Energy Co., Senior Notes	4.750%	2/1/32	1,970,000	1,962,041
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.875%	4/15/26	700,000	723,538
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	840,000	865,171
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.500%	7/15/27	1,630,000	1,729,968
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	830,000	904,559
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.875%	2/1/31	3,590,000	3,696,372
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.000%	1/15/32	560,000	552,471
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	20,000,000	20,632,000
Western Midstream Operating LP, Senior Notes	5.500%	8/15/48	2,000,000	2,054,000
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	230,000	240,991
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	152,000	195,694
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	5,800,000	6,830,385
Total Energy				276,689,316
Financials — 0.3%
Banks — 0.1%
Bank of America Corp., Senior Notes (2.831% to 10/24/50 then SOFR + 1.880%)	2.831%	10/24/51	1,000,000	876,886	(e)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then SOFR + 4.502%)	5.013%	4/4/51	1,000,000	1,234,201	(e)
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	2,000,000	2,249,478
Total Banks				4,360,565
Diversified Financial Services — 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	7/1/22	590,000	596,701

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	27

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	220,000	$222,761	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	1,210,000	1,235,752	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	2,840,000	2,975,833	(a)
Total Diversified Financial Services				5,031,047
Total Financials				9,391,612
Health Care — 2.3%
Biotechnology — 0.0%††
AbbVie Inc., Senior Notes	4.050%	11/21/39	1,000,000	1,051,297
Health Care Providers & Services — 0.7%
Centene Corp., Senior Notes	3.375%	2/15/30	1,490,000	1,431,868
Cigna Corp., Senior Notes	4.900%	12/15/48	1,000,000	1,138,478
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.750%	10/15/24	5,070,000	5,328,810	(a)
HCA Inc., Senior Notes	5.375%	2/1/25	2,120,000	2,247,476
HCA Inc., Senior Notes	5.375%	9/1/26	1,430,000	1,540,439
HCA Inc., Senior Notes	5.625%	9/1/28	1,540,000	1,708,838
HCA Inc., Senior Notes	5.875%	2/1/29	4,380,000	4,901,724
HCA Inc., Senior Notes	3.500%	9/1/30	3,710,000	3,678,465
HCA Inc., Senior Notes	7.500%	11/15/95	10,000	12,550
HCA Inc., Senior Secured Notes	4.750%	5/1/23	1,750,000	1,801,531
HCA Inc., Senior Secured Notes	5.000%	3/15/24	890,000	935,816
HCA Inc., Senior Secured Notes	5.250%	4/15/25	670,000	719,681
HCA Inc., Senior Secured Notes	5.250%	6/15/26	90,000	97,519
HCA Inc., Senior Secured Notes	4.500%	2/15/27	90,000	95,459
HCA Inc., Senior Secured Notes	5.500%	6/15/47	190,000	222,734
Total Health Care Providers & Services				25,861,388
Pharmaceuticals — 1.6%
Bausch Health Americas Inc., Senior Notes	9.250%	4/1/26	310,000	321,076	(a)
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	830,000	841,620	(a)
Bausch Health Cos. Inc., Senior Notes	9.000%	12/15/25	2,380,000	2,457,076	(a)
Bausch Health Cos. Inc., Senior Notes	6.250%	2/15/29	5,160,000	4,408,317	(a)
Bausch Health Cos. Inc., Senior Notes	7.250%	5/30/29	280,000	245,517	(a)
Bausch Health Cos. Inc., Senior Secured Notes	5.500%	11/1/25	350,000	351,670	(a)

See Notes to Financial Statements.

28	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	3,420,000	$3,406,936
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	940,000	921,858
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	6.000%	4/15/24	5,050,000	5,147,313
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	7.125%	1/31/25	3,920,000	4,121,214
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	35,020,000	31,964,855
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	5.125%	5/9/29	3,540,000	3,398,356
Total Pharmaceuticals				57,585,808
Total Health Care				84,498,493
Industrials — 2.7%
Aerospace & Defense — 0.3%
Boeing Co., Senior Notes	5.705%	5/1/40	1,000,000	1,166,748
Boeing Co., Senior Notes	5.805%	5/1/50	3,000,000	3,569,377
Boeing Co., Senior Notes	5.930%	5/1/60	5,000,000	5,950,152
Total Aerospace & Defense				10,686,277
Airlines — 2.0%
Delta Air Lines Inc., Senior Notes	3.800%	4/19/23	840,000	847,320
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	680,000	672,173
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	6,420,000	7,212,741
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	29,450,000	32,735,384	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	5,930,000	6,089,977	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	5,390,000	5,626,233	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	7,670,000	8,100,517	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	4,907,999	5,339,903	(a)
United Airlines Inc., Senior Secured Notes	4.375%	4/15/26	300,000	299,610	(a)
United Airlines Inc., Senior Secured Notes	4.625%	4/15/29	5,336,000	5,214,873	(a)
Total Airlines				72,138,731

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	29

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — 0.1%
CoreCivic Inc., Senior Notes	4.750%	10/15/27	210,000	$186,305
GFL Environmental Inc., Senior Secured Notes	4.250%	6/1/25	3,120,000	3,131,388	(a)
Total Commercial Services & Supplies				3,317,693
Trading Companies & Distributors — 0.3%
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	13,060,000	13,344,839
United Rentals North America Inc., Senior Notes	5.250%	1/15/30	100,000	104,176
Total Trading Companies & Distributors				13,449,015
Total Industrials				99,591,716
Information Technology — 0.1%
Communications Equipment — 0.1%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	2,000,000	1,785,900	(a)
Materials — 2.0%
Chemicals — 0.7%
OCP SA, Senior Notes	4.500%	10/22/25	1,180,000	1,191,328	(a)
OCP SA, Senior Notes	3.750%	6/23/31	4,000,000	3,533,168	(a)
OCP SA, Senior Notes	5.125%	6/23/51	4,630,000	3,749,420	(a)
Orbia Advance Corp. SAB de CV, Senior Notes	1.875%	5/11/26	10,430,000	9,783,444	(a)
Orbia Advance Corp. SAB de CV, Senior Notes	2.875%	5/11/31	9,900,000	8,962,223	(a)
Total Chemicals				27,219,583
Containers & Packaging — 0.2%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	5.250%	8/15/27	590,000	561,490	(a)
Ball Corp., Senior Notes	4.000%	11/15/23	310,000	316,944
Ball Corp., Senior Notes	3.125%	9/15/31	4,040,000	3,716,699
Graphic Packaging International LLC, Senior Notes	4.875%	11/15/22	960,000	970,815
Total Containers & Packaging				5,565,948
Metals & Mining — 0.6%
ArcelorMittal SA, Senior Notes	7.000%	10/15/39	2,000,000	2,438,233
Freeport-McMoRan Inc., Senior Notes	4.625%	8/1/30	2,030,000	2,098,766
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	10,450,000	12,035,265
Southern Copper Corp., Senior Notes	5.250%	11/8/42	500,000	582,890
Teck Resources Ltd., Senior Notes	6.000%	8/15/40	240,000	283,920

See Notes to Financial Statements.

30	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Vale Canada Ltd., Senior Notes	7.200%	9/15/32	1,254,000	$1,498,868
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	1,368,000	1,684,699
Total Metals & Mining				20,622,641
Paper & Forest Products — 0.5%
Suzano Austria GmbH, Senior Notes	3.750%	1/15/31	13,710,000	12,859,843
Suzano Austria GmbH, Senior Notes	3.125%	1/15/32	5,160,000	4,587,472
Total Paper & Forest Products				17,447,315
Total Materials				70,855,487
Real Estate — 0.0%††
Equity Real Estate Investment Trusts (REITs) — 0.0%††
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., Senior Notes	4.500%	1/15/28	1,225,000	1,271,752
Utilities — 0.2%
Electric Utilities — 0.2%
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	3,000,000	3,760,620
FirstEnergy Corp., Senior Notes	5.350%	7/15/47	3,000,000	3,174,840
Total Utilities				6,935,460
Total Corporate Bonds & Notes (Cost — $803,664,036)				794,179,639
Collateralized Mortgage Obligations (g) — 18.0%
Alternative Loan Trust, 2007-OA8 1A1 (1 mo. USD LIBOR + 0.360%)	0.547%	6/25/47	3,684,174	3,255,909	(e)
AOA Mortgage Trust, 2021-1177 A (1 mo. USD LIBOR + 0.874%)	1.066%	10/15/38	23,735,000	23,391,543	(a)(e)
BAMLL Re-REMIC Trust, 2016-GG10 AJA	5.831%	8/10/45	18,382,644	7,536,884	(a)(e)
Banc of America Funding Corp., 2015-R3 1A2	0.505%	3/27/36	30,617,998	30,786,397	(a)(e)
Banc of America Funding Trust, 2014-R2 2A2 (1 mo. USD LIBOR + 0.210%)	0.419%	5/26/37	9,882,576	9,439,270	(a)(e)
Banc of America Funding Trust, 2015-R2 9A2	0.621%	3/27/36	14,598,602	14,384,286	(a)(e)
Barclays Commercial Mortgage Trust, 2019-C5 A4	3.063%	11/15/52	25,110,000	25,468,867
BCAP LLC Trust, 2013-RR3 4A2 (1 mo. USD LIBOR + 0.160%)	0.268%	11/26/36	5,243,353	5,081,268	(a)(e)
BCAP LLC Trust, 2014-RR5 1A2 (1 mo. USD LIBOR + 0.225%)	0.558%	1/26/36	23,932,127	22,696,816	(a)(e)
BX Commercial Mortgage Trust, 2019- IMC F (1 mo. USD LIBOR + 2.900%)	3.091%	4/15/34	3,210,000	3,131,732	(a)(e)

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	31

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (g) — continued
BX Commercial Mortgage Trust, 2020- VIVA E	3.549%	3/11/44	6,847,863	$6,099,897	(a)(e)
BX Commercial Mortgage Trust, 2021-21M A (1 mo. USD LIBOR + 0.730%)	0.921%	10/15/36	12,710,000	12,343,520	(a)(e)
BX Commercial Mortgage Trust, 2021- ACNT A (1 mo. USD LIBOR + 0.850%)	1.042%	11/15/38	7,780,000	7,706,671	(a)(e)
BX Commercial Mortgage Trust, 2021- XL2 J (1 mo. USD LIBOR + 3.890%)	4.081%	10/15/38	10,000,000	9,760,985	(a)(e)
BX Trust, 2021-BXMF A (1 mo. USD LIBOR + 0.636%)	0.827%	10/15/26	24,640,000	24,115,119	(a)(e)
Citigroup Commercial Mortgage Trust, 2019-C7 A4	3.102%	12/15/72	15,000,000	15,216,084
Commercial Mortgage Trust, 2014-CR20 B	4.239%	11/10/47	720,000	729,259	(e)
CSMC OA LLC, 2014-USA F	4.373%	9/15/37	1,100,000	840,702	(a)
CSMC Trust, 2014-11R 15A2	2.791%	1/27/36	3,894,609	3,902,501	(a)(e)
CSMC Trust, 2014-USA E	4.373%	9/15/37	530,000	461,225	(a)
CSMC Trust, 2017-CHOP G (1 mo. USD LIBOR + 5.350%)	5.541%	7/15/32	11,706,000	10,371,516	(a)(e)
CSMC Trust, 2020-TMIC A (1 mo. USD LIBOR + 3.000%, 3.250% floor)	3.250%	12/15/35	6,870,000	6,848,524	(a)(e)
Deutsche Mortgage Securities Inc., 2006-PR1 5AS2, IO	10.337%	4/15/36	2,860,745	786,694	(a)(e)
ELP Commercial Mortgage Trust, 2021- ELP D (1 mo. USD LIBOR + 1.519%)	1.711%	11/15/38	15,900,000	15,566,800	(a)(e)
Extended Stay America Trust, 2021-ESH A (1 mo. USD LIBOR + 1.080%)	1.272%	7/15/38	8,507,640	8,437,200	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B1 (30 Day Average SOFR + 3.050%)	3.099%	1/25/34	9,670,000	9,212,432	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-HRP1 B1 (1 mo. USD LIBOR + 4.600%)	4.787%	12/25/42	2,610,000	2,669,916	(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP1 B1 (1 mo. USD LIBOR + 3.750%)	3.937%	4/25/43	25,400,000	25,732,656	(a)(e)

See Notes to Financial Statements.

32	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (g) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP1 B2 (1 mo. USD LIBOR + 11.750%)	11.937%	5/25/43	17,275,470	$19,003,409	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2015-C03 2M2 (1 mo. USD LIBOR + 5.000%)	5.187%	7/25/25	9,823	9,825	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2017-C03 1B1 (1 mo. USD LIBOR + 4.850%)	5.037%	10/25/29	16,410,000	17,277,574	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2018-C06 1M2 (1 mo. USD LIBOR + 2.000%)	2.187%	3/25/31	6,958,481	7,001,899	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2018-R07 1B1 (1 mo. USD LIBOR + 4.350%)	4.537%	4/25/31	2,414,000	2,467,801	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2021-R01 1B1 (30 Day Average SOFR + 3.100%)	3.149%	10/25/41	8,870,000	8,375,398	(a)(e)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	4,377	4,210	(e)
Government National Mortgage Association (GNMA), 2014-157 IO, IO	0.233%	5/16/55	2,844,617	37,010	(e)
GS Mortgage Securities Corp., 2014-2R 3B (1 mo. USD LIBOR + 0.610%)	0.718%	11/26/37	15,882,574	14,267,084	(a)(e)
GS Mortgage Securities Corp. Trust, 2018-LUAU G (1 mo. USD LIBOR + 4.450%)	4.641%	11/15/32	10,000,000	9,846,238	(a)(e)
Hilton USA Trust, 2016-HHV D	4.194%	11/5/38	2,800,000	2,797,322	(a)(e)
IMPAC Secured Assets Corp., 2006-3 A7 (1 mo. USD LIBOR + 0.540%)	0.727%	11/25/36	19,114,173	15,984,189	(e)
JPMBB Commercial Mortgage Securities Trust, 2014-C25 C	4.439%	11/15/47	3,940,000	3,715,909	(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AMS	5.337%	5/15/47	4,161,859	3,918,953
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.644%	2/15/51	16,354	14,924	(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN FFX	4.625%	1/16/37	49,120,000	47,026,938	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFX	4.688%	1/16/37	38,360,000	35,922,962	(a)(e)

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	33

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (g) — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-NYAH H (1 mo. USD LIBOR + 3.390%)	3.581%	6/15/38	7,960,000	$7,819,987	(a)(e)
KIND Trust, 2021-KIND D (1 mo. USD LIBOR + 2.300%)	2.491%	8/15/38	21,380,000	20,917,760	(a)(e)
KIND Trust, 2021-KIND XCP, IO	0.247%	8/15/38	78,050,000	84,993	(a)(e)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	698,116	343,297	(e)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	305,086	150,025	(a)(e)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	37,611	37,063	(e)
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34 B	4.111%	11/15/52	6,250,000	6,449,227	(e)
Motel Trust, 2021-MTL6 E (1 mo. USD LIBOR + 2.700%)	2.891%	9/15/38	4,305,691	4,251,728	(a)(e)
MRCD Mortgage Trust, 2019-PARK A	2.718%	12/15/36	7,980,000	7,922,625	(a)
Natixis Commercial Mortgage Securities Trust, 2019-TRUE A (1 mo. USD LIBOR + 2.011%, 3.511% floor)	3.511%	4/18/24	25,140,000	25,082,932	(a)(e)
NYO Commercial Mortgage Trust, 2021-1290 C (1 mo. USD LIBOR + 1.995%)	2.187%	11/15/38	9,150,000	8,960,496	(a)(e)
PMT Credit Risk Transfer Trust, 2019-2R A (1 mo. USD LIBOR + 2.750%)	2.858%	5/27/23	13,945,192	13,874,169	(a)(e)
PMT Credit Risk Transfer Trust, 2019-3R A (1 mo. USD LIBOR + 2.700%)	2.808%	10/27/22	5,324,335	5,322,115	(a)(e)
PMT Credit Risk Transfer Trust, 2021-1R A (1 mo. USD LIBOR + 2.900%)	3.087%	2/27/24	8,739,360	8,882,247	(a)(e)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	1,005,649	954,761	(a)
RBSSP Resecuritization Trust, 2013-4 1A2 (1 mo. USD LIBOR + 1.500%)	1.648%	12/26/37	19,223,159	18,495,597	(a)(e)
Residential Accredit Loans Inc., 2007- QS7 1A7 (1 mo. USD LIBOR + 0.550%)	0.737%	5/25/37	5,204,595	4,099,946	(e)
SFO Commercial Mortgage Trust, 2021-555 D (1 mo. USD LIBOR + 2.400%)	2.591%	5/15/38	7,960,000	7,869,528	(a)(e)
Soho Trust, 2021-SOHO C	2.697%	8/10/38	15,108,500	13,220,362	(a)(e)
TBW Mortgage-Backed Pass-Through Certificates, 2006-3 4A3, IO (-1.000 x 1 mo. USD LIBOR + 7.100%)	6.913%	7/25/36	18,806,177	2,097,948	(e)
Wells Fargo Commercial Mortgage Trust, 2014-LC16 A5	3.817%	8/15/50	980,000	1,006,645

See Notes to Financial Statements.

34	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (g) — continued
WFRBS Commercial Mortgage Trust, 2014-C24 AS	3.931%	11/15/47	1,270,000	$1,292,076
WFRBS Commercial Mortgage Trust, 2014-C24 C	4.290%	11/15/47	1,630,000	1,472,929	(e)
Total Collateralized Mortgage Obligations (Cost — $654,880,938)				654,254,774
Asset-Backed Securities — 3.3%
Accredited Mortgage Loan Trust, 2006-2 M1 (1 mo. USD LIBOR + 0.270%)	0.457%	9/25/36	16,246,000	15,608,421	(e)
Bravo Mortgage Asset Trust, 2006-1A M1 (1 mo. USD LIBOR + 0.400%)	0.787%	7/25/36	29,550,000	28,203,590	(a)(e)
CIT Mortgage Loan Trust, 2007-1 1M1 (1 mo. USD LIBOR + 1.500%)	1.687%	10/25/37	8,350,000	8,438,820	(a)(e)
Fremont Home Loan Trust, 2006-B 1A (1 mo. USD LIBOR + 0.150%)	0.337%	8/25/36	15,609,841	7,535,868	(e)
GSAMP Trust, 2005-SEA1 M2 (1 mo. USD LIBOR + 1.350%)	1.537%	1/25/35	4,725,750	4,681,940	(a)(e)
Home Equity Asset Trust, 2005-6 M5 (1 mo. USD LIBOR + 0.945%)	1.132%	12/25/35	2,980,000	2,938,833	(e)
JPMorgan Mortgage Acquisition Trust, 2007-CH4 M2 (1 mo. USD LIBOR + 0.240%)	0.427%	5/25/37	25,250,000	23,250,165	(e)
KREF Ltd., 2021-FL2 D (1 mo. USD LIBOR + 2.200%)	2.320%	2/15/39	3,130,000	3,111,963	(a)(e)
Morgan Stanley ABS Capital I Inc. Trust, 2004-HE7 M1 (1 mo. USD LIBOR + 0.900%)	1.087%	8/25/34	6,456,844	6,382,245	(e)
PFCA Home Equity Investment Trust, 2003-IFC5 A	4.384%	1/22/35	10,268,179	10,478,178	(a)(e)
RAMP Trust, 2006-RZ3 M1 (1 mo. USD LIBOR + 0.350%)	0.537%	8/25/36	9,054,584	8,931,350	(e)
Total Asset-Backed Securities (Cost — $118,341,065)				119,561,373
U.S. Government & Agency Obligations — 0.1%
U.S. Government Obligations — 0.1%
U.S. Treasury Bonds (Cost — $4,825,411)	3.750%	11/15/43	4,420,000	5,523,791	(h)(i)

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.1%
Exchange-Traded Purchased Options — 0.1%
Australian Dollar Futures, Call @ $72.00	3/4/22	212	212,000	173,840

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	35

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Expiration Date	Contracts	Notional Amount†	Value
Exchange-Traded Purchased Options — continued
Australian Dollar Futures, Call @ $70.00	3/4/22	136	136,000	$363,120
Japanese Yen Futures, Call @ $87.00	3/4/22	109	136,250	49,050
U.S. Treasury 5-Year Notes Futures, Call @ $117.50	3/25/22	812	812,000	856,407
U.S. Treasury Long-Term Bonds Futures, Call @ $155.00	3/25/22	39	39,000	113,953
U.S. Treasury Long-Term Bonds Futures, Call @ $156.00	3/25/22	160	160,000	375,000
Total Purchased Options (Cost — $1,035,589)				1,931,370
Total Investments before Short-Term Investments (Cost — $3,535,998,430)				3,397,559,438

	Rate		Shares
Short-Term Investments — 0.8%
BNY Mellon Cash Reserve Fund (Cost — $30,746,165)	0.000%		30,746,165	30,746,165
Total Investments — 94.4% (Cost — $3,566,744,595)				3,428,305,603
Other Assets in Excess of Liabilities — 5.6%				203,627,154
Total Net Assets — 100.0%				$3,631,932,757

See Notes to Financial Statements.

36	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(d)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)	All or a portion of this loan is unfunded as of February 28, 2022. The interest rate for fully unfunded term loans is to be determined.

(g)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(h)	All or a portion of this security is held at the broker as collateral for open centrally cleared swap contracts.

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts and exchange-traded options.

Abbreviation(s) used in this schedule:

BRL	— Brazilian Real

CAS	— Connecticut Avenue Securities

CNH	— Chinese Offshore Yuan

CNY	— Chinese Yuan Renminbi

IDR	— Indonesian Rupiah

IO	— Interest Only

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

Re-REMIC	— Resecuritization of Real Estate Mortgage Investment Conduit

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	37

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series Core Plus Completion Fund

Schedule of Written Options

Exchange-Traded Written Options

Security	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
90-Day Eurodollar Futures, Call	12/19/22	$99.00		78	195,000	$(20,475)
Australian Dollar Futures, Put	3/4/22	70.50		54	54,000	(2,160)
Euro-Bund Futures, Call	3/25/22	163.50	EUR	217	21,700,000	(420,928)
Euro-Bund Futures, Call	3/25/22	167.50	EUR	107	10,700,000	(43,191)
U.S. Treasury 5-Year Notes Futures, Call	3/25/22	117.75		3,444	3,444,000	(3,040,408)
U.S. Treasury 5-Year Notes Futures, Call	3/25/22	118.00		5,767	5,767,000	(4,235,141)
U.S. Treasury 5-Year Notes Futures, Call	3/25/22	118.25		2,353	2,353,000	(1,415,478)
U.S. Treasury 5-Year Notes Futures, Call	3/25/22	118.50		1,452	1,452,000	(703,312)
U.S. Treasury 5-Year Notes Futures, Call	3/25/22	118.75		5,322	5,322,000	(2,037,331)
U.S. Treasury 5-Year Notes Futures, Call	3/25/22	119.00		80	80,000	(23,750)
U.S. Treasury 5-Year Notes Futures, Put	3/25/22	117.00		164	164,000	(25,625)
U.S. Treasury 5-Year Notes Futures, Put	3/25/22	117.25		3,127	3,127,000	(635,172)
U.S. Treasury 5-Year Notes Futures, Put	3/25/22	117.50		404	404,000	(110,469)
U.S. Treasury 5-Year Notes Futures, Put	3/25/22	118.00		400	400,000	(181,250)
U.S. Treasury 10-Year Notes Futures, Call	3/25/22	126.50		120	120,000	(174,375)
U.S. Treasury 10-Year Notes Futures, Call	3/25/22	126.75		499	499,000	(647,141)
U.S. Treasury 10-Year Notes Futures, Call	3/25/22	127.00		637	637,000	(736,531)
U.S. Treasury 10-Year Notes Futures, Call	3/25/22	127.50		1,033	1,033,000	(920,016)
U.S. Treasury 10-Year Notes Futures, Call	3/25/22	128.00		1,998	1,998,000	(1,342,406)
U.S. Treasury 10-Year Notes Futures, Call	3/25/22	128.50		3,669	3,669,000	(1,891,828)
U.S. Treasury 10-Year Notes Futures, Call	3/25/22	129.00		998	998,000	(374,250)

See Notes to Financial Statements.

38	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

Schedule of Written Options (cont’d)

Security	Expiration Date	Strike Price	Contracts	Notional Amount†	Value
U.S. Treasury 10-Year Notes Futures, Call	3/25/22	$129.50	391	391,000	$(109,969)
U.S. Treasury 10-Year Notes Futures, Call	3/25/22	130.00	782	782,000	(171,062)
U.S. Treasury 10-Year Notes Futures, Call	3/25/22	130.50	78	78,000	(12,188)
U.S. Treasury 10-Year Notes Futures, Call	4/22/22	127.00	321	321,000	(466,453)
U.S. Treasury 10-Year Notes Futures, Call	4/22/22	128.00	239	239,000	(231,531)
U.S. Treasury 10-Year Notes Futures, Call	5/20/22	127.00	1,593	1,593,000	(2,737,969)
U.S. Treasury 10-Year Notes Futures, Call	5/20/22	130.00	1,570	1,570,000	(907,656)
U.S. Treasury 10-Year Notes Futures, Put	3/25/22	126.00	60	60,000	(21,563)
U.S. Treasury 10-Year Notes Futures, Put	3/25/22	126.50	180	180,000	(92,812)
U.S. Treasury 10-Year Notes Futures, Put	3/25/22	126.75	164	164,000	(99,937)
U.S. Treasury 10-Year Notes Futures, Put	3/25/22	127.50	177	177,000	(168,703)
U.S. Treasury 10-Year Notes Futures, Put	4/22/22	126.50	120	120,000	(97,500)
U.S. Treasury Long-Term Bonds Futures, Call	3/25/22	156.50	109	109,000	(226,516)
U.S. Treasury Long-Term Bonds Futures, Call	3/25/22	157.00	476	476,000	(877,625)
U.S. Treasury Long-Term Bonds Futures, Call	3/25/22	158.00	320	320,000	(460,000)
U.S. Treasury Long-Term Bonds Futures, Call	3/25/22	159.00	199	199,000	(220,766)
U.S. Treasury Long-Term Bonds Futures, Call	3/25/22	160.00	79	79,000	(66,656)
Total Exchange-Traded Written Options (Premiums received — $18,075,768)					$(25,950,143)

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviation(s) used in this table:

EUR	— Euro

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	39

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series Core Plus Completion Fund

At February 28, 2022, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	22,432	12/22	$5,539,655,431	$5,511,262,000	$(28,393,431)
90-Day Eurodollar	3,011	6/23	747,044,279	737,017,525	(10,026,754)
90-Day Eurodollar	755	9/23	186,988,523	184,720,188	(2,268,335)
90-Day Eurodollar	18,903	12/23	4,669,926,586	4,624,382,663	(45,543,923)
Australian 10-Year Bonds	1,354	3/22	136,784,914	132,298,361	(4,486,553)
Australian Dollar	3,499	3/22	250,203,301	254,149,865	3,946,564
British Pound	906	3/22	74,843,566	75,962,437	1,118,871
Canadian Dollar	856	3/22	67,740,536	67,474,200	(266,336)
Euro	1,450	3/22	205,428,594	203,480,313	(1,948,281)
Euro-Bobl	251	3/22	37,840,159	37,109,854	(730,305)
Euro-OAT	541	3/22	100,702,018	96,012,054	(4,689,964)
Japanese Yen	1,378	3/22	151,237,727	149,978,075	(1,259,652)
Mexican Peso	6,164	3/22	144,515,650	149,877,660	5,362,010
Russian Ruble	1,403	3/22	45,451,320	30,866,000	(14,585,320)
U.S. Treasury 5-Year Notes	20,618	6/22	2,426,069,309	2,438,722,813	12,653,504
U.S. Treasury 10-Year Notes	1,186	6/22	150,110,946	151,140,875	1,029,929
U.S. Treasury Ultra Long-Term Bonds	10,297	6/22	1,890,954,381	1,914,598,438	23,644,057
United Kingdom Long Gilt Bonds	3	6/22	494,898	495,335	437
					(66,443,482)
Contracts to Sell:
3-Month Euribor	809	3/22	227,960,936	227,929,354	31,582
3-Month Euribor	3,554	6/22	1,001,079,903	1,000,713,663	366,240
Euro-Bund	498	3/22	95,370,713	93,272,213	2,098,500
Euro-Buxl	302	3/22	72,037,081	66,971,770	5,065,311
Japanese 10-Year Bonds	90	3/22	118,984,282	117,818,466	1,165,816
U.S. Treasury 2-Year Notes	3,041	6/22	652,632,220	654,503,975	(1,871,755)
U.S. Treasury Long- Term Bonds	2,750	6/22	426,303,621	430,890,625	(4,587,004)

See Notes to Financial Statements.

40	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell continued
U.S. Treasury Ultra 10-Year Notes	1,089	6/22	$152,124,272	$153,906,334	$(1,782,062)
					486,628
Net unrealized depreciation on open futures contracts					$(65,956,854)

Abbreviation(s) used in this table:

OAT	— Obligations Assimilables du Trésor (French Treasury Bonds)

At February 28, 2022, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	10,802,707	RUB	814,200,000	Bank of America N.A.	3/11/22	$3,333,810
USD	20,345,960	RUB	1,536,120,000	Bank of America N.A.	3/11/22	6,254,678
RUB	1,845,000,000	USD	23,455,378	Citibank N.A.	3/15/22	(6,596,543)
RUB	1,845,000,000	USD	22,785,514	Goldman Sachs Group Inc.	3/15/22	(5,926,679)
USD	43,458,843	RUB	3,311,303,964	Morgan Stanley & Co. Inc.	3/15/22	13,201,538
BRL	261,890,000	USD	44,828,826	Citibank N.A.	4/19/22	5,325,723
EUR	8,700,000	USD	9,996,592	Citibank N.A.	4/19/22	(222,457)
IDR	399,524,552,376	USD	27,550,567	Citibank N.A.	4/19/22	162,743
INR	1,625,339,626	USD	21,566,239	Citibank N.A.	4/19/22	(128,171)
MXN	543,033,461	USD	25,906,849	Citibank N.A.	4/19/22	372,849
USD	70,184,507	CNY	450,760,000	Citibank N.A.	4/19/22	(978,182)
USD	110,341,812	CNY	707,986,166	Citibank N.A.	4/19/22	(1,429,862)
USD	161,324,618	EUR	142,543,009	Citibank N.A.	4/19/22	1,182,708
EUR	14,000,000	USD	15,889,398	Goldman Sachs Group Inc.	4/19/22	(160,905)
GBP	34,983,855	USD	47,432,965	Goldman Sachs Group Inc.	4/19/22	(491,438)
RUB	153,723,721	USD	2,005,547	Goldman Sachs Group Inc.	4/19/22	(646,053)
RUB	19,931,331,803	USD	258,593,230	Goldman Sachs Group Inc.	4/19/22	(82,325,455)
AUD	100,490,653	USD	72,048,984	JPMorgan Chase & Co.	4/19/22	991,861
USD	1,579,411	AUD	2,200,000	JPMorgan Chase & Co.	4/19/22	(19,642)
USD	24,937,137	CNH	159,943,057	JPMorgan Chase & Co.	4/19/22	(290,138)
USD	141,245,054	CNH	898,985,643	JPMorgan Chase & Co.	4/19/22	(548,900)
USD	77,391,169	CNY	496,890,000	JPMorgan Chase & Co.	4/19/22	(1,054,187)
BRL	161,737,221	USD	27,842,524	Morgan Stanley & Co. Inc.	4/19/22	3,131,768
CAD	524,615,013	USD	412,222,538	Morgan Stanley & Co. Inc.	4/19/22	1,735,775

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	41

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series Core Plus Completion Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	13,084,662,208	USD	113,082,004	Morgan Stanley & Co. Inc.	4/19/22	$859,475
ZAR	284,980,000	USD	17,904,128	Morgan Stanley & Co. Inc.	4/19/22	509,735
Total						$(63,755,949)

Abbreviation(s) used in this table:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CNH	— Chinese Offshore Yuan

CNY	— Chinese Yuan Renminbi

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MXN	— Mexican Peso

RUB	— Russian Ruble

USD	— United States Dollar

ZAR	— South African Rand

At February 28, 2022, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†		Payments Received by the Fund†		Upfront Premiums Paid (Received)	Unrealized Depreciation
JPMorgan Chase & Co.	448,516,000	BRL	1/4/27	BRL-CDI	**	7.044	%**	—	$(6,638,124)

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
192,550,000	11/18/23	3.970%**	CPURNSA**	$(710,403)	$3,718,990
1,328,480,000	6/4/24	3-Month LIBOR quarterly	0.820% semi-annually	—	(16,959,328)
144,580,000	10/20/26	2.950%**	CPURNSA**	(75,652)	4,656,547
192,550,000	11/18/26	CPURNSA**	3.370%**	1,939,886	(3,643,344)
218,810,000	11/20/26	1.520% annually	Daily SOFR Compound annually	(374,894)	1,660,754

See Notes to Financial Statements.

42	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
118,982,000		5/15/27	0.710% annually	Daily SOFR Compound annually	$577,111	$4,568,563
125,708,000		2/15/28	1.350% semi-annually	3-Month LIBOR quarterly	154,994	3,488,698
452,327,000		8/15/28	1.130% annually	Daily SOFR Compound annually	2,267,946	10,840,790
657,669,000		8/15/28	1.220% annually	Daily SOFR Compound annually	(966,359)	16,360,906
95,601,000		11/1/28	1.200% annually	Daily SOFR Compound annually	(5,578)	2,468,940
1,482,510,000	MXN	7/18/29	28-Day MXN TIIE - Banxico every 28 days	7.450% every 28 days	469,949	(2,050,537)
1,560,270,000	MXN	7/20/29	28-Day MXN TIIE - Banxico every 28 days	7.440% every 28 days	599,368	(2,306,603)
144,580,000		10/20/31	CPURNSA**	2.770%**	120,060	(4,020,759)
144,580,000		10/20/31	1.733% annually	Daily SOFR Compound annually	569,562	(219,039)
33,813,000		2/15/47	1.630% semi-annually	3-Month LIBOR quarterly	(195,844)	2,900,875
213,837,000		2/15/47	1.520% annually	Daily SOFR Compound annually	(5,342,490)	15,205,647
13,280,000		2/15/47	1.729% annually	Daily SOFR Compound annually	—	47,918
91,940,000		5/15/47	1.630% annually	Daily SOFR Compound annually	4,054,369	(1,775,728)
43,640,000		10/7/50	1.200% semi-annually	3-Month LIBOR quarterly	343,967	7,486,784
6,535,000		6/3/51	2.000% semi-annually	3-Month LIBOR quarterly	67,964	(89,007)

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	43

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series Core Plus Completion Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
Notional Amount*	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
19,620,000	6/7/51	2.050% semi-annually	3-Month LIBOR quarterly	$(2,452)	$(249,000)
56,670,000	7/9/51	1.671% semi- annually	3-Month LIBOR quarterly	(252,571)	4,430,082
Total				$3,238,933	$46,522,149

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Implied Credit Spread at February 28, 2022[3]	Periodic Payments Received by the Fund†		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Apache Corp., 4.875%, due 11/15/27	$9,404,000	6/20/26	1.546%	1.000	% quarterly	$(208,570)	$(407,411)	$198,841
Apache Corp., 4.875%, due 11/15/27	26,989,000	12/20/26	1.686%	1.000	% quarterly	(828,570)	(780,040)	(48,530)
Total	$36,393,000					$(1,037,140)	$(1,187,451)	$150,311

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†		Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.37 Index	$240,915,000	12/20/26	5.000	% quarterly	$13,403,787	$21,107,405	$(7,703,618)
Markit CDX.NA.IG.37 Index	1,329,738,250	12/20/26	1.000	% quarterly	19,503,271	28,880,970	(9,377,699)
Total	$1,570,653,250				$32,907,058	$49,988,375	$(17,081,317)

See Notes to Financial Statements.

44	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

Abbreviation(s) used in this table:

BRL	— Brazilian Real

BRL-CDI	— Brazil Cetip InterBank Deposit Rate

CPURNSA	— U.S. CPI Urban Consumers NSA Index

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

SOFR	— Secured Overnight Financing Rate

TIIE	— Equilibrium Interbanking Interest Rate (Tasa de Intere’s Interbancaria de Equilibrio)

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	45

Statement of assets and liabilities

February 28, 2022

Assets:
Investments, at value (Cost — $3,566,744,595)	$3,428,305,603
Foreign currency, at value (Cost — $45,054,049)	43,529,255
Deposits with brokers for centrally cleared swap contracts	113,212,888
Deposits with brokers for open futures contracts and exchange-traded options	102,871,348
Receivable from broker — net variation margin on open futures contracts	62,877,112
Unrealized appreciation on forward foreign currency contracts	37,062,663
Deposits with brokers for OTC derivatives	33,000,000
Interest receivable	25,344,763
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $10,269,955)	10,551,910
Receivable for Fund shares sold	6,347,363
Receivable for securities sold	2,799,213
Receivable for premiums on written options	603,663
Receivable from investment manager	91,571
Prepaid expenses	35,500
Total Assets	3,866,632,852

Liabilities:
Unrealized depreciation on forward foreign currency contracts	100,818,612
Payable for securities purchased	45,720,779
Payable to broker — net variation margin on centrally cleared swap contracts	28,630,577
Written options, at value (premiums received — $18,075,768)	25,950,143
Due to custodian	14,876,503
Payable for Fund shares repurchased	9,593,091
OTC swaps, at value (premiums received — $0)	6,638,124
Deposits from brokers for OTC derivatives	1,630,000
Accrued foreign capital gains tax	315,793
Payable to broker for option premiums	140,885
Trustees’ fees payable	8,220
Accrued expenses	377,368
Total Liabilities	234,700,095
Total Net Assets	$3,631,932,757

Net Assets:
Par value (Note 5)	$4,499
Paid-in capital in excess of par value	4,058,263,299
Total distributable earnings (loss)	(426,335,041)
Total Net Assets	$3,631,932,757

Shares Outstanding	449,937,783

Net Asset Value	$8.07

See Notes to Financial Statements.

46	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

Statement of operations

For the Year Ended February 28, 2022

Investment Income:
Interest	$150,684,631
Less: Foreign taxes withheld	(1,655,710)
Total Investment Income	149,028,921

Expenses:
Custody fees	286,181
Fund accounting fees	243,552
Registration fees	113,966
Legal fees	96,859
Trustees’ fees	63,112
Audit and tax fees	54,000
Interest expense	52,184
Transfer agent fees	38,837
Shareholder reports	28,411
Commitment fees (Note 6)	21,264
Insurance	16,384
Commodity pool reports	7,333
Miscellaneous expenses	6,648
Total Expenses	1,028,731
Less: Fee waivers and/or expense reimbursements (Note 2)	(1,028,731)
Net Expenses	—
Net Investment Income	149,028,921

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap
Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions
(Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(83,395,076)
Futures contracts	(167,371,273)
Written options	93,430,305
Swap contracts	59,840,492
Forward foreign currency contracts	25,085,080
Foreign currency transactions	(1,054,504)
Net Realized Loss	(73,464,976)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(142,831,268)	‡
Futures contracts	(56,989,903)
Written options	(8,827,908)
Swap contracts	(20,127,629)
Forward foreign currency contracts	(63,735,396)
Foreign currencies	(3,648,424)
Change in Net Unrealized Appreciation (Depreciation)	(296,160,528)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts,
Forward Foreign Currency Contracts and Foreign Currency Transactions	(369,625,504)
Decrease in Net Assets From Operations	$(220,596,583)

‡	Net of change in accrued foreign capital gains tax of $315,793.

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	47

Statements of changes in net assets

For the Years Ended February 28,	2022	2021

Operations:
Net investment income	$149,028,921	$109,193,113
Net realized loss	(73,464,976)	(76,277,242)
Change in net unrealized appreciation (depreciation)	(296,160,528)	32,848,581
Increase (Decrease) in Net Assets From Operations	(220,596,583)	65,764,452

Distributions to Shareholders From (Note 1):
Total distributable earnings	(239,592,019)	(23,159,641)
Decrease in Net Assets From Distributions to Shareholders	(239,592,019)	(23,159,641)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	1,619,525,396	1,570,734,058
Cost of shares repurchased	(962,085,023)	(582,533,650)
Increase in Net Assets From Fund Share Transactions	657,440,373	988,200,408
Increase in Net Assets	197,251,771	1,030,805,219

Net Assets:
Beginning of year	3,434,680,986	2,403,875,767
End of year	$3,631,932,757	$3,434,680,986

See Notes to Financial Statements.

48	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
	2022[1]	2021[1]	2020[1,2]	2019[1]	2018[1]

Net asset value, beginning of year	$9.08	$9.27	$8.91	$9.18	$9.20

Income (loss) from operations:
Net investment income	0.36	0.33	0.45	0.44	0.45
Net realized and unrealized gain (loss)	(0.80)	(0.44)	0.69	(0.31)	0.23
Total income (loss) from operations	(0.44)	(0.11)	1.14	0.13	0.68

Less distributions from:
Net investment income	(0.45)	(0.06)	(0.64)	(0.40)	(0.70)
Net realized gains	(0.12)	(0.02)	(0.14)	—	—
Total distributions	(0.57)	(0.08)	(0.78)	(0.40)	(0.70)

Net asset value, end of year	$8.07	$9.08	$9.27	$8.91	$9.18
Total return[3]	(5.37)%	(1.08)%	13.16%	1.44%	7.49%

Net assets, end of year (millions)	$3,632	$3,435	$2,404	$1,845	$1,735

Ratios to average net assets:
Gross expenses[4]	0.03%	0.04%	0.04%	0.04%	0.04%
Net expenses[5,6]	0.00	0.00	0.00	0.00	0.00
Net investment income	3.96	3.74	4.88	5.09	4.80

Portfolio turnover rate	106%[7]	69%	31%	37%	26%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Gross expenses do not include management fees paid to the manager and subadvisers. Management fees are paid directly or indirectly by the separately managed account sponsor.

[5]

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% for the year ended February 28, 2022.

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	49

Notes to financial statements

1. Organization and significant accounting policies

Western Asset SMASh Series Core Plus Completion Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA. LMPFA and the subadvisers do not charge investment management fees to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the

50	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	51

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Sovereign Bonds	—	$943,284,065	—	$943,284,065
Senior Loans	—	878,824,426	—	878,824,426
Corporate Bonds & Notes	—	794,179,639	—	794,179,639
Collateralized Mortgage Obligations	—	654,254,774	—	654,254,774
Asset-Backed Securities	—	119,561,373	—	119,561,373
U.S. Government & Agency Obligations	—	5,523,791	—	5,523,791
Purchased Options	$1,931,370	—	—	1,931,370
Total Long-Term Investments	1,931,370	3,395,628,068	—	3,397,559,438
Short-Term Investments†	—	30,746,165	—	30,746,165
Total Investments	$1,931,370	$3,426,374,233	—	$3,428,305,603

52	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$56,482,821	$—	—	$56,482,821
Forward Foreign Currency Contracts††	—	$37,062,663	—	37,062,663
Centrally Cleared Interest Rate Swaps††	—	77,835,494	—	77,835,494
Centrally Cleared Credit Default Swaps on Corporate Issues — Sell Protection††	—	198,841	—	198,841
Total Other Financial Instruments	$56,482,821	$115,096,998	—	$171,579,819
Total	$58,414,191	$3,541,471,231	—	$3,599,885,422

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options	$25,950,143	—	—	$25,950,143
Futures Contracts††	122,439,675	—	—	122,439,675
Forward Foreign Currency Contracts††	—	$100,818,612	—	100,818,612
OTC Interest Rate Swaps‡	—	6,638,124	—	6,638,124
Centrally Cleared Interest Rate Swaps††	—	31,313,345	—	31,313,345
Centrally Cleared Credit Default Swaps on Corporate Issues — Sell Protection††	—	48,530	—	48,530
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	17,081,317	—	17,081,317
Total	$148,389,818	$155,899,928	—	$304,289,746

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the

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Notes to financial statements (cont’d)

amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

54	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

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Notes to financial statements (cont’d)

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 28, 2022, the total notional value of all credit default swaps to sell protection was $1,607,046,250. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended February 28, 2022, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the

56	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

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Notes to financial statements (cont’d)

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower

58	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At February 28, 2022, the Fund had sufficient cash and/or securities to cover these commitments.

(k) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

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Notes to financial statements (cont’d)

(m) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(n) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(o) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in

60	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(p) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(q) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(r) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its

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Notes to financial statements (cont’d)

contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

62	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

As of February 28, 2022, the Fund held forward foreign currency contracts and OTC interest rate swaps with credit related contingent features which had a liability position of $107,456,736. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of February 28, 2022, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $33,000,000 which could be used to reduce the required payment.

At February 28, 2022, the Fund held cash collateral from Citibank N.A. in the amount of $1,630,000 and non-cash collateral from Bank of America N.A. and Morgan Stanley & Co. Inc. in the amounts of $3,011,351 and $7,343,585, respectively. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(s) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(t) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(u) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(v) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2022, no provision for income tax is

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Notes to financial statements (cont’d)

required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. As of February 28, 2022, there were $315,793 of capital gains tax liabilities accrued on unrealized gains.

(w) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA and the subadvisers do not charge investment management fees to the Fund. However, the Fund is an integral part of the separately managed account program, and LMPFA and the subadvisers will be compensated directly or indirectly by separately managed account program sponsors. LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund.

LMPFA has entered into an expense reimbursement arrangement with the Fund, pursuant to which LMPFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

During the year ended February 28, 2022, fees waived and/or expenses reimbursed amounted to $1,028,731.

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

64	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

3. Investments

During the year ended February 28, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$1,281,492,915	$4,476,610,332
Sales	892,865,268	4,661,168,335

At February 28, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$3,576,462,727	$71,901,725	$(220,058,849)	$(148,157,124)
Written options	(18,075,768)	1,859,107	(9,733,482)	(7,874,375)
Futures contracts	—	56,482,821	(122,439,675)	(65,956,854)
Forward foreign currency contracts	—	37,062,663	(100,818,612)	(63,755,949)
Swap contracts	52,039,857	78,034,335	(55,081,316)	22,953,019

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2022.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$1,345,360	$586,010	—	$1,931,370
Futures contracts[3]	46,055,376	10,427,445	—	56,482,821
Forward foreign currency contracts	—	37,062,663	—	37,062,663
Centrally cleared swap contracts[4]	77,835,494	—	$198,841	78,034,335
Total	$125,236,230	$48,076,118	$198,841	$173,511,189

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$25,947,983	$2,160	—	$25,950,143
Futures contracts[3]	104,380,086	18,059,589	—	122,439,675
Forward foreign currency contracts	—	100,818,612	—	100,818,612
OTC swap contracts[5]	6,638,124	—	—	6,638,124
Centrally cleared swap contracts[4]	31,313,345	—	$17,129,847	48,443,192
Total	$168,279,538	$118,880,361	$17,129,847	$304,289,746

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	65

Notes to financial statements (cont’d)

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[5]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 28, 2022. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(41,024,678)	$(14,418,521)	—	$(55,443,199)
Futures contracts	(128,952,455)	(38,418,818)	—	(167,371,273)
Written options	89,961,751	3,468,554	—	93,430,305
Swap contracts	9,588,020	—	$50,252,472	59,840,492
Forward foreign currency contracts	—	25,085,080	—	25,085,080
Total	$(70,427,362)	$(24,283,705)	$50,252,472	$(44,458,595)

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(376,017)	$1,068,667	—	$692,650
Futures contracts	(44,631,256)	(12,358,647)	—	(56,989,903)
Written options	(8,676,840)	(151,068)	—	(8,827,908)
Swap contracts	15,466,231	—	$(35,593,860)	(20,127,629)
Forward foreign currency contracts	—	(63,735,396)	—	(63,735,396)
Total	$(38,217,882)	$(75,176,444)	$(35,593,860)	$(148,988,186)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in the Statement of Operations.

66	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

During the year ended February 28, 2022, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$4,106,450
Written options	9,636,166
Futures contracts (to buy)	10,324,332,029
Futures contracts (to sell)	4,312,390,631
Forward foreign currency contracts (to buy)	1,194,347,810
Forward foreign currency contracts (to sell)	631,292,593

Average Notional Balance
Interest rate swap contracts	$3,448,586,082
Credit default swap contracts (sell protection)	1,471,254,192

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of February 28, 2022.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	$9,588,488	—	$9,588,488	$(3,011,351)	$6,577,137
Citibank N.A.	7,044,023	$(9,355,215)	(2,311,192)	(1,630,000)	(3,941,192)
Goldman Sachs Group Inc.	—	(89,550,530)	(89,550,530)	25,510,000	(64,040,530)
JPMorgan Chase & Co.	991,861	(8,550,991)	(7,559,130)	7,490,000	(69,130)
Morgan Stanley & Co. Inc.	19,438,291	—	19,438,291	(7,343,585)	12,094,706
Total	$37,062,663	$(107,456,736)	$(70,394,073)	$21,015,064	$(49,379,009)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Shares of beneficial interest

At February 28, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	67

Notes to financial statements (cont’d)

Transactions in shares of the Fund were as follows:

	Year Ended February 28, 2022	Year Ended February 28, 2021
Shares sold	178,915,808	186,109,533
Shares repurchased	(107,108,764)	(67,178,862)
Net increase	71,807,044	118,930,671

6. Redemption facility

The Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended February 28, 2022.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 28, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$239,592,019	$16,152,998
Net long-term capital gains	—	7,006,643
Total distributions paid	$239,592,019	$23,159,641

As of February 28, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(201,128,517)
Other book/tax temporary differences(a)	39,318,951
Unrealized appreciation (depreciation)(b)	(264,525,475)
Total distributable earnings (loss) — net	$(426,335,041)

68	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures, options and foreign currency contracts and the deferral of certain late year losses for tax purposes.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

8. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

9. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

***

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	69

Notes to financial statements (cont’d)

the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

***

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. The Fund could determine at any time that certain of the most affected securities have zero value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

70	Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Institutional Trust and Shareholders of Western Asset SMASh Series Core Plus Completion Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset SMASh Series Core Plus Completion Fund (one of the funds constituting Legg Mason Partners Institutional Trust, referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

April 19, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset SMASh Series Core Plus Completion Fund 2022 Annual Report	71

Statement regarding liquidity risk management program

(unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

72	Western Asset SMASh Series Core Plus Completion Fund

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in November 2021, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2020. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

Western Asset SMASh Series Core Plus Completion Fund	73

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset SMASh Series Core Plus Completion Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

74	Western Asset SMASh Series Core Plus Completion Fund

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (2014 to 2021); and Public Storage (since 2010)

Western Asset SMASh Series Core Plus Completion Fund	75

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

76	Western Asset SMASh Series Core Plus Completion Fund

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 131 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	129
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset SMASh Series Core Plus Completion Fund	77

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr
Franklin Templeton
620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira
Franklin Templeton
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia
Franklin Templeton
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

78	Western Asset SMASh Series Core Plus Completion Fund

Additional Officers (cont’d)

Christopher Berarducci
Franklin Templeton
620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton
620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

Western Asset SMASh Series Core Plus Completion Fund	79

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

80	Western Asset SMASh Series Core Plus Completion Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended February 28, 2022:

	Pursuant to:		Amount Reported
Qualified Net Interest Income (QII)	§	871(k)(1)(C)	$56,172,201
Section 163(j) Interest Earned	§	163(j)	$122,395,921
Interest Earned from Federal Obligations		Note (1)	$893,541

Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

Western Asset SMASh Series Core Plus Completion Fund	81

Western Asset

SMASh Series Core Plus Completion Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Franklin Distributors, LLC†

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

† Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.

# Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

Western Asset SMASh Series Core Plus Completion Fund

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Western Asset SMASh Series Core Plus Completion Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset SMASh Series Core Plus Completion Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC,

Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 877-6LM-FUND/656-3863.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

AMXX010550 4/22 SR22-4386

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal year ending February 28, 2021 and February 28, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $199,262 in February 28, 2021 and $199,262 in February 28, 2022.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in February 28, 2021 and $0 in February 28, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in February 28, 2021 and $50,000 in February 28, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust were $0 in February 28, 2021 and $0 in February 28, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for February 28, 2021 and February 28, 2022; Tax Fees were 100% and 100% for February 28, 2021 and February 28, 2022; and Other Fees were 100% and 100% for February 28, 2021 and February 28, 2022.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $773,011 in February 28, 2021 and $343,489 in February 28, 2022.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 25, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial

Date:	April 25, 2022